Exhibit No. 10.2




                              REINSURANCE AGREEMENT

                                     Between

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                                       of

                             Minneapolis, Minnesota

                                       and

                     AMERICAN LIFE AND ANNUITY COMPANY, INC.

                                       of

                              Knoxville, Tennessee

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
A.  REINSURANCE COVERAGE                                                    3
B.  PLACING INSURANCE IN EFFECT                                             3
C.  PAYMENTS BY REINSURED                                                   3
D.  PAYMENTS BY REINSURER                                                   4
E.  TERMS OF REINSURANCE                                                    4
F.  RECAPTURE PROVISION                                                     5
G.  UNUSUAL EXPENSES AND ADJUSTMENTS                                        5
H.  ERRORS                                                                  6
I.  REDUCTIONS                                                              6
J.  AUDIT OF RECORDS AND PROCEDURES                                         6
K.  ARBITRATOR                                                              6
L.  INSOLVENCY                                                              6
M.  OFFSET                                                                  7
N.  PARTIES TO AGREEMENT                                                    7
O.  EFFECTIVE DATE                                                          7
P.  DURATION OF AGREEMENT                                                   7
Q.  JURISDICTION AND SERVICE OF SUIT                                        8
R.  MISCELLANEOUS                                                           8
S.  EXECUTION                                                               9
SCHEDULE I
   POLICIES SUBJECT TO REINSURANCE                                          10
SCHEDULE II
   AMOUNT OF REINSURANCE                                                    11
SCHEDULE III
   ANNUITY COINSURANCE MONTHLY REPORT                                       12
SCHEDULE IV
   ANNUAL REPORT                                                            14
SCHEDULE V
   ALLOWANCES                                                               15
SCHEDULE VI
   FUND WITHHELD INTEREST RATE                                              16
SCHEDULE VII
   ARBITRATION SCHEDULE                                                     17
SCHEDULE VIII
   INTEREST RATE CREDITING STRATEGY                                         19
SCHEDULE IX
   SECTION 1.848-2(g)(8)                                                    20

                              REINSURANCE AGREEMENT
                                     Between
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                                       of
                             Minneapolis, Minnesota
                         referred to as the "REINSURED"
                                       and
                     AMERICAN LIFE AND ANNUITY COMPANY, INC.
                                       of
                              Knoxville, Tennessee,
                         referred to as the "REINSURER".

                        Effective Date: December 1, 1996

                             A. REINSURANCE COVERAGE
                                --------------------

1. The REINSURED shall cede, and the REINSURER shall accept, reinsurance of the policies described in Schedule I. Reinsurance shall be accepted on a funds withheld basis.

2. The reinsurance shall cover a Quota Share of the policies as specified in Schedule II.

3. The liability of the REINSURER shall begin simultaneously with that of the REINSURED but in no event prior to the effective date of this Agreement. Reinsurance with respect to any policy shall not be in force and binding unless the insurance issued by the REINSURED is in force and unless the issuance and delivery of such insurance constituted the doing of business in a state of the United States of American, the District of Columbia, or a country in which the issuing insurer was properly licensed.

4. Reinsurance under this Agreement shall be funds withheld on the portion of the policy which is reinsured with the REINSURER and shall follow the forms of the REINSURED.

5. The reinsurance under this Agreement with respect to any policy shall be maintained in force without reduction so long as the liability of the REINSURED under such policy reinsured hereunder remains in force without reduction, unless reinsurance is terminated or reduced as provided herein.

                        B. PLACING REINSURANCE IN EFFECT
                           -----------------------------

Reinsurance with respect to policies issued after the effective date of this Agreement shall become effective simultaneously with the liability of the REINSURED, provided however, that the REINSURED shall give notification of such reinsurance to the REINSURER simultaneously with the monthly reconciliation prescribed in Section E, paragraph 2.

                            C. PAYMENTS BY REINSURED
                               ---------------------

1.       Premiums
         --------
         The REINSURED shall pay the REINSURER as reinsurance premiums the premiums the REINSURED receives on and after the effective date of this Agreement with respect to the portion of all policies reinsured hereunder.

2.       REINSURER'S Funds Withheld Account
         ----------------------------------
         (a) The REINSURED shall maintain a funds withheld account for the benefit of the REINSURER during the term of this Agreement. The balance on the effective date of this Agreement shall be zero.
         (b) Adjustments to the REINSURER'S Funds Withheld Account shall be made monthly.
         (c) The monthly adjustment shall be computed by deducting (i) the total amount of the statutory reserves on the last day of the preceding month on the portions of the policies reinsured hereunder from (ii) the total amount of the statutory reserves on the last day of the current month on the portions of the policies reinsured hereunder and then in force under this Agreement. For any accounting period in which "(ii)" exceeds "(i)", the REINSURED shall add such excess to the REINSURER'S Funds Withheld Account. For any accounting in which "(i)" exceeds "(ii)" the REINSURED shall subtract such excess from the REINSURER'S Funds Withheld Account.
         (d) Notwithstanding the above, in no event shall the amount in the REINSURER'S Funds Withheld Account be less than zero.

3.       Gross Investment Income
         -----------------------
         The REINSURED shall retain the gross investment income derived from the assets held by the REINSURED in the REINSURER'S Funds Withheld Account but shall monthly pay the REINSURER gross investment income which shall be equal to the monthly equivalent of the interest rate, as calculated in Schedule VI, earned on the REINSURER'S Funds Withheld Account times the average of the REINSURER'S Funds Withheld Account balance on the last day of the preceding month and the last day of the current month. With respect, however, to the accounting period during which the effective date of this Agreement occurs, the reference above, to "the last day of the preceding month" shall refer to the effective date of this Agreement. With respect, however, to the accounting period during which the termination of this Agreement occurs, the reference above, to "the last day of the current month" shall refer to the day immediately prior to the terminal accounting date.

                            D. PAYMENTS BY REINSURER
                            ------------------------
1.       Benefits
         --------
         The REINSURER shall pay the REINSURED:
                  (a) the gross amount of all death and annuity benefits paid by the REINSURED (i.e., without deduction for reserves) with respect to the portion of the policies reinsured hereunder; and

                  (b) the net cash surrender values paid by the REINSURED with respect to the portion of the policies reinsured hereunder.

2.       Policy Expense Allowances.
         --------------------------
         The REINSURER shall pay the REINSURED the full amount of Allowances and Expense Reimbursements as defined in Schedule V.

3.       State Premium Taxes.
         --------------------
         The REINSURER shall reimburse the REINSURED for any state premium taxes that the REINSURED may be required to pay with respect to that part of the premiums paid to the REINSURER as reinsurance premiums.

4.       Guaranty Fund Assessments.
         --------------------------
         The REINSURER shall reimburse the REINSURED for any state guaranty fund assessments that the REINSURED may be required to pay with respect to that part of the assessments paid to the REINSURER as reinsurance assessments.

                             E. TERMS OF REINSURANCE
                             -----------------------

1.       Amounts Due REINSURED or REINSURER.
         -----------------------------------
         Except as otherwise specifically provided herein, all amounts due to be paid to either the REINSURER or the REINSURED shall be determined on a net basis as of the last day of the calendar month to which such amount is attributable. In determining the amounts due, consideration shall be given to any change in the REINSURER'S Funds Withheld Account occurring during the month. An increase in the REINSURER's Funds Withheld Account will reduce any amount otherwise due to the REINSURER by the REINSURED, while a decrease in the REINSURER'S Funds Withheld Account will reduce any amounts otherwise due to the REINSURED by the REINSURER. All amounts shall be due and accrued as of such date. The payment of such amounts shall be submitted in accordance with the provisions of Section E, paragraph 2.

2.       Payment Dates.
         --------------
         (a) The REINSURED shall submit monthly, not later than twenty (20) days after the end of each calendar month, a Periodic Report substantially in accord with Schedule III. Any amounts indicated in the Periodic Report as due the REINSURER shall accompany such report.
         (b) Any amounts indicated in the Periodic Report as due the REINSURED shall be paid by the REINSURER within ten (10) days after the receipt of the Periodic Report.
         (c) Not later than twenty (20) days after the end of each calendar year, the REINSURED shall submit to the REINSURER an Annual Report substantially in accord with Schedule IV.
         (d) Interest as specified in Schedule VI shall be paid on amounts not paid when due.
         (e) If the REINSURED ever becomes aware that its monthly reports for an Accounting Period as required in this section did not accurately reflect the actual experience of the Policies during the Accounting Period, it shall promptly submit a revised summary to the REINSURER. Any amount shown by the revised summary as owed by either the REINSURED or the REINSURER to the other shall be paid promptly.

         (f) The REINSURER may change Schedules III and IV in order to obtain the data it reasonably needs to properly administer this Agreement or to prepare its financial statements.

3.       DAC Election
         ------------
         The parties elect to have this Agreement treated in accordance with
         Section 1.848-2(g)(8) of the Income Tax Regulations issued under
         Section 848 of the Internal Revenue Code of 1986. Specific details of this election are set forth in Schedule IX.

4.       Expense.
         --------
         The REINSURED shall bear all expenses incurred in connection with the policies reinsured hereunder, except as otherwise provided herein.

5.       Credit Interest Rate.
         ---------------------
         The REINSURER agrees to accept the decisions, of the REINSURED with respect to crediting interest rates. The interest rate crediting strategy is shown in Schedule VIII.

                             F. RECAPTURE PROVISION
                             ----------------------

Within the first 36 months after the effective date of this Agreement and upon 90 days written notice to the REINSURED, the REINSURER shall have the right to terminate reinsurance under this Agreement on an "all or none" basis, with respect to policies that have not yet attained the third anniversary of having been reinsured hereunder. For each policy so terminated, the REINSURER shall pay to the REINSURED 101% of the Statutory reserves on the terminated policy.

                       G. UNUSUAL EXPENSES AND ADJUSTMENTS
                       -----------------------------------

2. Any unusual expenses incurred by the REINSURED in defending or investigating a claim for policy liability or rescinding a policy reinsured hereunder, but net of unusual expenses receivable under other reinsurance agreements with respect to the portion of the policies reinsured hereunder, shall be participated in by the REINSURER in the same proportion as its reinsurance bears to the total insurance under such policy.

3. For purposes of this Agreement (but not as a limitation on the REINSURER'S liability under paragraph 1), it is agreed that penalties, attorney's fees, and interest imposed automatically by statute against the REINSURED and arising solely out of a judgment rendered against the REINSURED in a suit for policy benefits reinsured hereunder shall be considered unusual expenses.

4. In no event, however, shall the following categories of expenses or liabilities be considered for purposes of this Agreement as "unusual expenses".
                  (a)      routine investigative or administrative expenses;
                  (b) expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits which the REINSURED admits are payable;

                  (c) Expenses, fees, settlements, or judgments arising out of or in connection with claims against the REINSURED for punitive or exemplary damages; and
                  (d) expenses, fees, settlements, or judgments arising out of or in connection with claims made against the REINSURED and based on alleged or actual bad faith, failure to exercise good faith, or tortious conduct.

                                    H. ERRORS
                                    ---------

If either the REINSURED or the REINSURER shall fail to perform an obligation under this Agreement and such failure shall be the result of an error on the part of the REINSURED or the REINSURER, such error shall be corrected by restoring both the REINSURED and the REINSURER to the positions they would have occupied had no such error occurred; and "error" is a clerical mistake made inadvertently and excludes errors of judgment and all other forms of error.

                                  I. REDUCTIONS
                                  -------------

If a portion of the insurance issued by the REINSURED on a policy reinsured hereunder is terminated, reinsurance on that policy hereunder shall be reduced.

                       J. AUDIT OF RECORDS AND PROCEDURES
                       ----------------------------------

The REINSURER and the REINSURED each shall have the right to audit, at the office of the other, all records and procedures relating to reinsurance under this Agreement.

                                 K. ARBITRATION
                                 --------------

1. If the REINSURED and the REINSURER cannot mutually resolve a dispute regarding the interpretation or operation of this Agreement, the dispute shall be decided through arbitration as set forth in Schedule
         VII. The arbitrators shall base their decision on the terms and conditions of this Agreement. However, if the terms and conditions of this Agreement do not explicitly dispose of an issue in dispute between the parties, the Arbitrators may base their decision on the customs and practices of the insurance and reinsurance industry rather than solely on an interpretation of applicable law. The arbitrator's decision shall take into account the right to offset mutual debts and credits as provided in this Agreement. There shall be no appeal from the arbitrator's decision. Any court having jurisdiction over the subject matter and over the parties may reduce the arbitrator's decision to judgment.

2. The parties intend this section to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C. Section 1) including any amendments to that Act which are subsequently adopted. In the event that either party refuses to submit to arbitration as required by paragraph 1, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this section and to confirm and enforce the performance of any award of the arbitrators.

                                  L. INSOLVENCY
                                  -------------

1. In the event of the insolvency of the REINSURED and the appointment of a conservator, liquidator or statutory successor of the REINSURED, reinsurance shall be payable immediately upon demand to such conservator, liquidator or statutory successor, with reasonable provision for verification before payment, on the basis of claims allowed against the REINSURED by and court of competent jurisdiction or by the conservator, liquidator or statutory successor of the REINSURED without diminution because of the insolvency of the REINSURED or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims.

2. In the event of the insolvency of the REINSURED, the conservator, liquidator, or statutory successor of the REINSURED shall give the REINSURER written notice of the pendency of a claim on a Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the REINSURER may investigate such claim and interpose in the name of the proceeding where such claim is to be adjudicated, any defense which the REINSURER may deem available to the REINSURED or its conservator, liquidator or statutory successor.

3. The expense thus incurred by the REINSURER shall be chargeable, subject to court approval, against the REINSURED as part of the expense of liquidation to the extent or a proportionate share of the benefit which may accrue to the REINSURED solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the REINSURED.

                                    M. OFFSET
                                    ---------

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the REINSURED or the REINSURER with respect to this Agreement or any other agreement or any other claim of one party against the other are deemed to be mutual debts and credits and shall be set off and only the balance shall be allowed or paid.

                             N. PARTIES TO AGREEMENT
                             -----------------------

This is an Agreement for indemnity reinsurance solely between the REINSURED and the REINSURER. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the REINSURER and the insured, or the beneficiary under any policy reinsured hereunder, and the REINSURED shall be and remain solely liable to such insured or beneficiary under any such policy.


                                O. EFFECTIVE DATE
                                -----------------

The effective date of this Agreement is December 1, 1996.

                            P. DURATION OF AGREEMENT
                            ------------------------

1. Except as otherwise provided herein, this Agreement shall be unlimited in duration.

2. This Agreement may be terminated at any time by either the REINSURER or the REINSURED upon ninety (90) day's written notice with respect to reinsurance not yet placed in force. THE REINSURER shall continue to accept reinsurance during the ninety (90) day notice period, and shall remain liable on all reinsurance placed in effect under this Agreement until the termination or expiry of the insurance reinsured.

3. Upon ninety (90) days' written notice to the REINSURER, the REINSURED shall have the right to terminate reinsurance under this Agreement with respect to those policies which have attained the fifteenth or any subsequent anniversary or having been reinsured hereunder. Any such termination shall apply to all policies which attain the same or any subsequent anniversary within the twelve (12) month period following the effective date of such notice of termination. Termination with respect to each affected policy shall be effective as of the anniversary of such policy having been reinsured hereunder. The REINSURER shall pay to the REINSURED a surrender benefit equal to the surrender value of each policy for which reinsurance is terminated.

4. If the REINSURED fails to pay reinsurance premiums when due, the REINSURER may terminate this Agreement with respect to all reinsurance hereunder. To effect such termination, the REINSURER shall give the REINSURED written notice of termination. The REINSURED may avoid termination by paying all delinquent reinsurance premiums, plus all additional reinsurance premiums that may have become due, within (30) days following its receipt of notice of termination. Termination shall be effective as of the last date to which reinsurance premiums had been paid.

5. The termination of this Agreement or of the reinsurance in effect under this Agreement shall not extend to or affect any of the rights or obligations of the REINSURED and the REINSURER applicable to any period prior to the effective date of such termination. In the event that, subsequent to the termination of this Agreement, an adjustment is made necessary with respect to any accounting hereunder, a supplementary accounting shall take place. Any amount owed to either party by reason of such supplementary accounting shall be paid promptly upon the completion thereof.

                                 Q. JURISDICTION
                                 ---------------

1. If the REINSURED fails to perform any of its obligations under this Agreement, the REINSURER may request the REINSURED to submit to the jurisdiction of a court of competent jurisdiction within any state of the United States. The REINSURED will comply with all reasonable requirements necessary to give such court jurisdiction over it and will abide by the final decision of such court or of any appellate court in the event of an appeal.

2. The REINSURED hereby designates the Commissioner of Insurance of the REINSURER'S state of domicile as its true and lawful attorney within such state upon whom any lawful process in any action, suit or proceeding instituted by or on behalf of the REINSURED may be served.

3. This section is not intended to conflict with or override the obligation of the parties to arbitrate disputes hereunder. Consequently, it shall only apply as necessary to enforce the terms of the Arbitration article or enforce a written decision of the arbitrators.

                                R. MISCELLANEOUS
                                ----------------

1. This Agreement represents the entire arrangement between the REINSURED and the REINSURER and supersedes, with respect to its subject matter, any prior or oral written agreements between the parties.

2. No modification of any provision of this Agreement shall be effective unless set forth in a written amendment to this Agreement shall be effective unless set forth in a written amendment to this Agreement which is executed by both parties.

3. A waiver shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver of any future.

                                  S. EXECUTION
                                  ------------

                           IN WITNESS WHEREOF the said
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                                       of
                             Minneapolis, Minnestoa
                                  and the said
                     AMERICAN LIFE AND ANNUITY COMPANY, INC.
                                       of
                              Knoxville, Tennessee

have by their respective officers executed this Agreement in duplicate on the dates shown below.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Signed at Minneapolis, Minnesota

By: /s/Mark Solverud                    By: /s/Michael W. Farley
   --------------------------------        -------------------------------------
     (TITLE) Vice President                    (TITLE) Assistant, Vice President

Date   December 17, 1996                Date December 17, 1996
     ------------------------------     ----------------------------------------

AMERICAN LIFE AND ANNUITY COMPANY, INC.
Signed at Knoxville, Tennessee


By s/s Archer W. Bishop                 By s/s Stanley Brown, III
  ---------------------------------       --------------------------------------
       (TITLE) Chairman                   (TITLE) President

Date    12-20-96                        Date 12-20-96
     ------------------------------          -----------------------------------

                                   SCHEDULE I

                         POLICIES SUBJECT TO REINSURANCE

All "Ultima" Flexible Premium Deferred Annuity contracts issued by Allianz Life Insurance Company of North America and its affiliates.

                                   SCHEDULE II
                              AMOUNT OF REINSURANCE

The amount of reinsurance under this Agreement shall be 15% of the liability of the REINSURED on all policies in the forms listed in Schedule I, not to exceed the State of Tennessee's statutory limit.

                                  SCHEDULE III

                       ANNUITY COINSURANCE MONTHLY REPORT
                                       TO
                     AMERICAN LIFE AND ANNUITY COMPANY, INC.
                                      FROM
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


AMOUNTS DUE AMERICAN LIFE AND ANNUITY COMPANY, INC.
---------------------------------------------------
First Year Premiums - 3 year surrender charge plans (gross first year)                  $ ___________________________
premium received during the month, multiplied by the quota share percentage)

First Year Premiums - 5, -7 and 9 year surrender charge plans (gross                    $ ___________________________
first year premiums received during the month, multiplied by the quota share percentage)

Renewal Premiums (gross premiums received during the month,                             $ ___________________________
multiplied by the quota share percentage)

Commission charge backs on early deaths or withdrawals.                                 $ ___________________________

Gross Investment Income                                                                 $ ___________________________

Sum of amounts due to American Life and Annuity Company, Inc.                           $ ___________________________

AMOUNTS DUE ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
-----------------------------------------------------------

First Year allowances (4.625% of first year premium for the 3-year
surrender charge plans, multiplied by the quota share percentage)                       $ ___________________________

First Year allowances (7.125% of first year premium for the 5-, 7 -                     $ ___________________________
and 9 year surrender charge plans, multiplied by the quota share percentage)

First Year allowances (0.225% for the first $25 million of premium
collected on all policies covered by this agreement.)                                   $ ___________________________

Trails (0.02125% of account values at the end of the month on all                       $ ___________________________
policies in force at least one year, multiplied by the quota share percentage.)

Renewal allowances (2.0% of renewal premium, multiplied by the                          $ ___________________________
quota share percentage.)

                                   SCHEDULE IV

                                  ANNUAL REPORT

The Annual Report shall provide the following information:

         (a) Exhibit B from the NAIC-prescribed annual statement.

         (b) a breakdown of the reserves by withdrawal characteristic of the annuity contract.

         (c) "Analysis of Increase in Reserves" from the NAIC-prescribed annual statement.

         (d) "Exhibit of Annuities" from the NAIC-prescribed annual statement.

         (e) an actuarial certification of the reported statutory reserves.

         (f) tax reserves and required interest.

Surrender values paid during the month, multiplied by the quota share                   $ ___________________________
percentage.

Annuity payments paid during the month, multiplied by the quota share                   $ ___________________________
percentage.

Death benefits paid during the month, multiplied by the quota share                     $ ___________________________
percentage.

State premium taxes paid on reinsured policies, multiplied by the quota                 $ ___________________________
share percentage.

Guaranty Fund Assessments paid on reinsured policies, multiplied by                     $ ___________________________
the quota share percentage.

Sum of amounts due to Allianz Life Insurance Company of North America.                  $ ___________________________

MONTHLY SETTLEMENT
------------------

Gross amount due (sum of amounts due to American Life and Annuity                       $ ___________________________
Company, Inc. minus sum of amounts due to Allianz Life Insuranace
Company of North America).

REINSURER'S Funds Withheld Account (Last day of current month)                          $ ___________________________

REINSURER'S Funds Withheld Account (Last day of preceding)                              $ ___________________________

Change in REINSURER'S Funds Withheld Account (REINSURER'S                               $ ___________________________
Fund Withheld Account last day of current month minus REINSURER'S
Fund Withheld Account last day of preceding month).

Net amount due (Gross amount due minus the Change in REINSURER'S                        $ ___________________________
Funds Withheld Account).

Note: If the net amount due is negative, then that amount is due from American
Life and Annuity Company, Inc. to Allianz Life Insurance Company of North
America.

ADDITIONAL ITEMS NEEDED BY AMERICAN LIFE AND ANNUITY COMPANY, INC.
------------------------------------------------------------------
FOR FINANCIAL REPORTING
-----------------------

Surrender charges realized during the month, multiplied by the quota                     $ ___________________________
share percentage.

Surrender charges waived on death during the month, multiplied by the                    $ ___________________________
quota share percentage.

A monthly listing of reserves, account values, and interest credit.

                                   SCHEDULE V

                                   ALLOWANCES
                                   ----------

                           ULTIMA - 3 YEAR                                      ULTIMA - 5, 7 and 9 YEAR
                         SURRENDER CHARGE                                          SURRENDER CHARGE

------------------------------------------------------------------------------------------------------------------


         Year              Allowances                Monthly           Annual           Allowances        Monthly
                                                     Trails            Trail                              Trails
------------------------------------------------------------------------------------------------------------------

         1                 4.625%                    0.0%                               7.125%            0.0%
         2+                2.0                    0.02125                                  2.0         0.02125
         4+                                                            1.0

An additional first year allowance of 0.225% for the first $25,000,000 of premium collect and 0.125% for the next $25,000,000 of premium collected under this agreement.

NOTES:            (1)      If the "free look" provision is exercised, the
______                     REINSURED will refund the entire allowance to the
                           REINSURER.

                  (2) In the event of a surrender or death in the first policy year, the REINSURED shall refund to the REINSURER all commissions charge back to the agent or setting institution.

                  (3) The allowance percentages are applied to the reinsured portion of any new premiums received.

                  (4) The monthly trails apply to the reinsured portion of the account values at the end of each month following the 1st anniversary.

                  (5) The annual trail applies to the reinsured portion of the account value at the end of the anniversary month. This trail is for the three year surrender charge product only.

                                   SCHEDULE VI

                          FUNDS WITHHELD INTEREST RATE
                          ----------------------------

The Funds Withheld interest shall be calculated using a layer approach. A layer shall be defined as (a) less (b) where (a) is the Funds Withheld Reserve less the reinsured portion of policy loans at the end of a calendar month; and (b) is the Funds Withheld less the Reinsured Portion of policy loans at the beginning of the month.

The monthly determined layers shall be further divided into sublayers where 20%, 60% and 20% of each layer will receive then current market interest rates based on a 2 year, 5 year and 8 year average duration investments, respectively. The interest rates established for each 2 year, 5 year and 8 year duration sublayer will be fixed for periods of 2 years, 6 years and 12 years respectively. At the end of these years, each sublayer will be rolled over into new sublayers created that month and to be subject to the current rates applicable to that newly created sublayer for the corresponding duration and period of time.

The monthly interest rates shall be established based on month-end market interest rates obtained from publicly available information and as documented by the investment operation of Allianz of America, Inc. for A/AA quality bonds with average durations of 2 years, 5 years and 8 years, as applicable. The monthly interest rates shall be further adjusted such that on a weighed average basis, the rates equal the corresponding month-end rate for a custom index developed by Lehman Brothers for Allianz of America, Inc. That index shall be composed of 30% government bonds, 30% AA rated corporate bonds and 40% A rated corporate bonds, all of which mature within 3.5 to 15 years. Further, the portfolio of bonds making up the Lehman Brothers index will be established to maintain a modified duration of approximately 5 years. Finally, 50 basis points will be added to the monthly interest rates.

                                  SCHEDULE VII

                              ARBITRATION SCHEDULE

To initiate arbitration, either the REINSURED or the REINSURER shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt.

The arbitration hearing shall be before a panel of three arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney or consultant of the REINSURED or the REINSURER or either's affiliates.

The REINSURED and the REINSURER shall each name five (5) candidates to serve as an arbitrator. The REINSURED and the REINSURER shall each choose one candidate from the other party's list, and these two candidates shall serve as the first two arbitrators. If one or more candidates so chosen shall decline to serve as an arbitrator, the party which named such candidate shall add an additional candidate to its list, and the other party shall again choose one candidate from the list. This process shall continue until two arbitrators have been chosen and accepted. The REINSURED and the REINSURER shall present their initial lists of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which are required shall be presented within ten (10) days of the date the naming party receives notice that a candidate that has been chosen declines to serve.

The two arbitrators shall then select the third arbitrator from the eight (8) candidates remaining on the lists of the REINSURED and the REINSURER within fourteen (14) days of the acceptance of their positions as arbitrators. If the two arbitrators cannot agree on the choice of a third, then this choice shall be referred back to the REINSURED and REINSURER. The REINSURED and the REINSURER shall take turns striking the name of one of the remaining candidates from the initial eight (8) candidates until only one candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as the third arbitrator. This process shall continue until a candidate has been chosen and has accepted. This candidate shall serve as the third arbitrator. The first turn at striking the name of a candidate shall belong to the party that is responding to the other party's initiation of the arbitration. Once chosen, the arbitrators are empowered to decide all substantial and procedural issues by a majority of votes.

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the "ARBITRATION" section. Therefore, at no time will either the REINSURED or the REINSURER contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications (which may include independently prepared statements) provided by both the REINSURED and the REINSURER to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that the arbitrator has been named or chosen by one party or the other.

The arbitration hearing shall be held on the date fixed by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. The arbitration hearing shall be held in the city where the home office of the party responding to the arbitration is located. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case at least ten (10) days prior to the arbitration hearing, particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days following the end of the arbitration hearing, the arbitrators shall issue a written decision which shall set forth their decision and the factual basis for their decision. In their written decision the arbitrators shall demonstrate that they have offset mutual debts and credits as provided in this Agreement. In no event, however, may the arbitrators award punitive or exemplary damages. In their decision, the arbitrators shall also apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

                                  SCHEDULE VIII

                        INTEREST RATE CREDITING STRATEGY
                        --------------------------------

THE REINSURER and the REINSURED expect to follow a constrained market crediting strategy. Credited rates move in the direction of market rates, but with a lag. The lag is greater when rates are increasing. The formula used to model this strategy may be described as follows:

MBt      = Nominal yield expected in the market at time t , as defined by the funds withheld interest rate in Schedule VI.

SPRDt    = Target spread at time t.

CNt      = Credited rate on new business issued at time t,

SCt      = Surrender charge at time t,


* If MBt  >| MBt-1, then

         CRt = CRt-1 + 1/4 (MBt - MBt-1) - SPRDt - SPRDt-1); with the additional restriction that CRt >= CNt - 1/3 SCt - 2%

*        If MBt   <= MBt-1, then
                               CRt = CRt-1 -1/2(MBt-1 - MBt) - (SPRDt - SPRDt-1)

In words, the formula recognizes 25% of the change in rates when rates are increasing and 50% of any decline in rates, but the formula does not allow credited rates (allowing for the effect of surrender charges) to get too far from market rates.

                                   SCHEDULE IX

                         SECTION 1.848-2(G)(8) ELECTION
                         ------------------------------

The REINSURED and the REINSURER agrees to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued under Section 848 of the Internal Revenue Code of 1986 (hereinafter "Section 1.848-2(g)(8)").

         1. As used below, the term "party" will refer to the REINSURED or the REINSURER as appropriate.
         2. As used below, the phrases "net positive consideration". Capitalize specified policy acquisition expenses", "general deductions limitation", and "net consideration" shall have the meaning used in Section 1.848-2(g)(8).
         3. The party with net positive consideration for this Agreement for any taxable year beginning with the taxable year prescribed in paragraph 5 below will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation.
         4. The parties agree to exchange information pertaining to the amount of net consideration under this Agreement to ensure consistency. This will be accomplished as follows:
                  (a) The REINSURED shall submit to the REINSURER by the fifteenth day of May in each year its calculation of the net consideration for the preceding calendar year. Such calculation will be accompanied by a statement signed by an officer of the REINSURED stating that the REINSURED will report such net consideration in its tax return for the preceding year.

                  (b) The REINSURER may contest such calculation by providing an alternative calculation to the REINSURED in writing within thirty (30) days of the REINSURER'S receipt of the REINSURED'S calculation. If the REINSURER does not so notify the REINSURED, the REINSURER will report the net consideration determined by the REINSURED in the REINSURER'S tax return for the previous calendar year.

                  (c) If the REINSURER contests the REINSURED'S calculation of the net consideration, the parties will act in good faith to reach an agreement as to the current amount within thirty (30) days of the date the REINSURER submits its alternative calculation. If the REINSURED and the REINSURER reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the preceding calendar year.

         5. The election shall be effective for 1996 and all subsequent taxable years for which the Reinsurance Agreement remains in effect.

                                 ADDENDUM NO. 1

                                     to the

                              REINSURANCE AGREEMENT
                           Effective: January 31, 1997
                  (hereinafter referred to as the "Agreement")
                                     between

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                                  of Minnesota

                                       and

                      AMERICAN LIFE & ANNUITY COMPANY, INC.
                                  of Tennessee


IT IS HEREBY AGREED, effective on January 15, 1997, that SCHEDULE V, attached to the Agreement, shall be replaced by the SCHEDULE V attached to this Addendum.

The provisions of this Agreement shall remain otherwise unchanged.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates shown below:

AMERICAN LIFE AND ANNUITY COMPANY, INC.

         By   /s/ Stanley Brown, III
             --------------------------------------------

         Title   President
               ------------------------------------------

         Witness /s/ Tammy Brown
                -----------------------------------------

         Date 2/6/97
              -------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

         By   /s/ Mark L. Solverud
             --------------------------------------------

         Title    VP
               ------------------------------------------

         Witness
                 ----------------------------------------

         Date   1/27/97
              -------------------------------------------

                                   SCHEDULE V

                                   ALLOWANCES
                                   ----------

                           ULTIMA - 3 YEAR                                      ULTIMA - 5, 7 and 9 YEAR
                         SURRENDER CHARGE                                          SURRENDER CHARGE


         Year              Allowances                Monthly           Annual           Allowances        Monthly
                                                     Trails            Trail                              Trails

         1                 4.625%                    0.0%                               7.125%            0.0%
         2+                2.0                    0.02125                                  2.0         0.02125
         4+                                                            1.0


An additional first year allowance of 0.225% for the first $25,000,000 of premium collect and 0.125% for the next $25,000,000 of premium collected under this agreement.

NOTES:            (1)      If the "free look" provision is exercised, the
                           REINSURED will refund the entire allowance to the REINSURER.

                  (2) In the event of a surrender or death in the first policy year, the REINSURED shall refund to the REINSURER all commissions charge back to the agent or setting institution.

                  (3) The allowance percentages are applied to the reinsured portion of any new premiums received.

                  (4) The monthly trails apply to the reinsured portion of the account values at the end of each month following the 1st anniversary.

                  (5) The annual trail applies to the reinsured portion of the account value at the end of the anniversary month. This trail is for the three year surrender charge product only.

                                   SCHEDULE V

                                   ALLOWANCES
                                   ----------

                           ULTIMA - 3 YEAR                             ULTIMA - 5, 7 and 9 YEAR
                         SURRENDER CHARGE                                 SURRENDER CHARGE


         Year              Allowances       Monthly           Annual            Allowances       Monthly
                                            Trails            Trail                               Trails

         1                 4.625%           0.0%
         2+                 2.0%            0.02541%                            7.125%            0.0%
         4+                                                   1.0%                2.0%        0.02541%


An additional first year allowance of 0.225% for the first $25,000,000 of premium collect and 0.125% for the next $25,000,000 of premium collected under this agreement.

NOTES:            (1)      If the "free look provision" is exercised, the
______                     REINSURED will refund the
                           entire allowance to the REINSURER.

                  (2) In the event of a surrender or death in the first policy year, the REINSURED shall refund to the REINSURER all commissions charge back to the agent or selling institution.

                  (3) The allowance percentages are applied to the reinsured portion of any new premiums received.

                  (4) The monthly trails apply to the reinsured portion of the account value at the end of each month following the anniversary.

                  (5) The annual trail applies to the reinsured portion of the account value at the end of the anniversary month. This trail is for the three year surrender charge product only.

                                 ADDENDUM NO. 2

                                     to the

                              REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")

                                     between

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                                  of Minnesota

                                       and

                      AMERICAN LIFE & ANNUITY COMPANY, INC.
                                  of Tennessee


IT IS HEREBY AGREED, effective on December 1, 1996, that SCHEDULE III and
SCHEDULE V, attached to the Agreement, shall be replaced by the SCHEDULE III and
SCHEDULE V attached to this Addendum.

The provisions of this Agreement shall remain otherwise unchanged.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates shown below:

AMERICAN LIFE AND ANNUITY COMPANY, INC.

         By /s/ Stanley Brown, III
            -----------------------------------------

         Title President
              ---------------------------------------

         Witness
                 ------------------------------------

         Date    6/1/98
              ---------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

         By /s/ Mark L. Solverud
            -----------------------------------------

         Title   VP
               --------------------------------------

         Witness
                 ------------------------------------

         Date 5/27/98
             ----------------------------------------

                                  SCHEDULE III

                       ANNUITY COINSURANCE MONTHLY REPORT
                                       TO
                     AMERICAN LIFE AND ANNUITY COMPANY, INC.
                                      FROM
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


AMOUNTS DUE AMERICAN LIFE AND ANNUITY COMPANY, INC.
---------------------------------------------------

First Year Premiums - 3 year surrender charge plans (gross firs year                    $ ____________
premium received during the month, multiplied by the quota share percentage).

First Year Premiums - 5, 7 and 9 year surrender charge plans (gross first               $ ___________
year premium received during the month, multiplied by the quota share percentage).

First Year Premiums - ULTIMA II (gross first year premiums received                     $ ___________
during the month, multiplied by the quota share percentage).

First Year Premiums - ULTIMA III (gross first year premiums received                    $ ___________
during the month, multiplied by the quota share percentage).

First Year Premiums - ULTIMA V (gross first year premiums received                      $ ___________
during the month, multiplied by the quota share percentage).

Renewal Premiums - 3 year surrender charge plans (gross premiums                        $ ___________
received during the month, multiplied by the quota share percentage).

Renewal Premiums - 5, 7 and 9 year surrender charge plans (gross                        $ ___________
premiums received during the month, multiplied by the quota share percentage).

Renewal Premiums - ULTIMA II (gross premiums received during the                        $ ___________
month, multiplied by the quota share percentage).

Renewal Premiums - ULTIMA III (gross premiums received during the                       $ ___________
month, multiplied by the quota share percentage).

Renewal Premiums - ULTIMA V (gross premiums received during the                         $ ___________
month, multiplied by the quota share percentage.

Commission charge backs on early deaths or withdrawals.                                 $ ___________

Sum of amounts due to American Life and Annuity Company, Inc.                           $ ___________

AMOUNTS DUE ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
-----------------------------------------------------------
First Year Commission Allowances as defined in Schedule V, multiplied                   $ ___________
by first year premium for the 3 year surrender charge plans, multiplied by the quota share percentage.

First Year Commission Allowances as defined in Schedule V, multiplied                   $ ___________
by first year premium for the 5, 7 and 9 - year surrender charge plans, multiplied by the quota share percentage.

First Year Commission Allowances as defined in Schedule V, multiplied                   $ ___________
by first year premium for the ULTIMA II plan, multiplied by the quota share percentage.

First Year Commission Allowances as defined in Schedule V, multiplied                   $ ___________
by first year premium for the ULTIMA III plan, multiplied by the quota share exchange.

First Year Commission Allowances as defined in Schedule V, multiplied                   $ ___________
by first year premium for the ULTIMA V plan, multiplied by the quota share percentage.

First Year Acquisition Allowance as defined in Schedule V, multiplied                   $ ___________
by the premium collected, multiplied by the quota share percentage,

Monthly Maintenance Trail Allowance as defined in Schedule V,                           $ ___________
multiplied by the account value at the end of the month on all policies in force at least one year, multiplied by the quota share percentage.

Annual Commission Trail Allowance as defined in Schedule V,                             $ ___________
multiplied by the account value at the beginning of policy years 4+ on all 3-year surrender charge plans, multiplied by the quota share percentage.

Renewal Commission Allowances multiplied by the renewal premium                         $ ___________
for the 5, 7 and 9 year surrender charge plans, multiplied by the quota share percentage.

Renewal Commission Allowances multiplied by the renewal premium                         $ ___________
for the ULTIMA II plan, multiplied by the quota share percentage.

Renewal Commission Allowances multiplied by the renewal premium                         $ ___________
for the ULTIMA III plan, multiplied by the quota share percentage.

Renewal Commission Allowances multiplied by the renewal premium                         $ ___________
for the ULTIMA V plan, multiplied by the quota share percentage.

Surrender values paid during the month, multiplied by the quota share                   $ ___________
percentage.

Annuity payments paid during the month, multiplied by the quota share                   $ ___________
percentage.

Death benefits paid during the month, multiplied by the quota share                     $ ___________
percentage.

State premium taxes paid during the month, multiplied by the quota                      $ ___________
share percentage.

Guaranty Fund Assessments paid during the month, multiplied by the                      $ ___________
quota share percentage.

Sum of amounts due to Allianz Life Insurance Company of North                           $ ___________
America.

MONTHLY SETTLEMENT
------------------
Monthly net cash flow (sum of amounts due to American Life and                          $ ___________
Annuity Company, Inc. minus sum of amounts due Allianz Life
Insurance Company of North America.

REINSURER'S Funds Withheld Account (Reserves multiplied by the $ quota share percentage) as of the last day of the current month.

REINSURER'S Funds Withheld Account (Reserves multiplied by the $ quota share percentage) as of the last day of the preceding month.

Change in REINSURER'S Funds Withheld Account.                                           $ ___________

Gross Investment Income (on REINSURER'S Funds Withheld $ Account) as defined in
C.3.

Net amount due (Monthly net cash flow plus Gross Investment Income $ minus the Change in REINSURER'S Funds Withheld Account).

Note: If the net amount due is negative, then that amount is due from American Life and Annuity
Company, Inc. to Allianz Life Insurance Company of North America.  If the net amount due is positive, then the amount is due from Allianz Life Insurance Company of North American Life and
Annuity Company, Inc.

ADDITIONAL ITEMS NEEDED BY AMERICAN LIFE AND ANNUITY COMPANY, INC. FOR FINANCIAL
REPORTING

Surrender charges realized during the month, multiplied by the quota                    $ ___________
share percentage.

Surrender charges waived on death during the month, multiplied by                       $ ___________
the quota share percentage.

A monthly listing of reserves, account values, and interest credited.

                                   SCHEDULE V

                                   ALLOWANCES
                                   ----------

II       COMMISSION ALLOWANCES
         ---------------------

ULTIMA I

                           3 YEAR SURRENDER CHARGE                              5,7 AND 9 YEAR SURRENDER
                           -----------------------                              ------------------------
                                                                                        CHARGE
                                                                                        ------
                  Policy Year               Allowances                 Annual Trail              Allowances
                  -----------               ----------                 ------------              ----------
                        1                       4.25%                                                7.25%
                        2+                      4.25%                                                7.25%
                        4+                                                  1.0%

ULTIMA II

                           5 YEAR SURRENDER CHARGE

                  Policy Year               Allowance
                  -----------               ---------
                       1                        2.25%
                       2+                       2.25%

ULTIMA III
                           5 YEAR SURRENDER CHARGE
                           -----------------------

                  Policy Year               Allowance
                  -----------               ---------
                      1                         3.25%
                      2+                        3.25%

ULTIMA V
                           5 YEAR SURRENDER CHARGE
                           -----------------------

                  Policy Year               Allowance
                  -----------               ---------
                       1                        5.25%
                       2+                       5.25%

II.      ADMINISTRATION ALLOWANCE

         A.       Acquisition Allowance

                  0.85% For the first $25,000,000 of premium collected. 0.75% For the next $25,000,000 of premium collected. 0.625% For all premium collected in excess of $50,000.00.

         B.       Maintenance Allowance
                           Policy Year                        Monthly Trail
                           -----------                        -------------
                                 1                                      0%
                                 2+                                0.02958%